Exhibit 3.37

[SEAL]	DEAN HELLER Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684 5708	Certificate of Limited Partnership (PURSUANT TO NRS 88)	Office use only FILED# LP 1571-03 OCT 28 2003
Important: Read attached instructions before completing

IN THE OFFICE OF DEAN HELLER, SECRETARY OF STATE

1. Name of Limited Partnership (Must contain the words Limited Partnership)	Kimball Hill, Centennial Heights Limited Partnership

2. Street Address of Records Office Nevada:	STREET ADDRESS	CITY		ZIP
	8 Sunset Way, Suite 101	Henderson	NEVADA	89014

3. Resident Agent Name and Street Address: (Must be a Nevada address where process may be served)	NAME	Corporation Trust Company of Nevada

	PHYSICAL STREET ADDRESS	CITY		ZIP
	6100 Nell Road, Suite 500	Reno	NEVADA	89511

	ADDITIONAL MAILING ADDRESS	CITY	STATE	ZIP

4. Dissolution Date:	Latest date upon which the Limited Partnership is to dissolve:		October 23, 2023

5. Other Matters:	Any other matters the general partners desire to include in this certificate may be noted on separate pages and incorporated by reference herein as a part of this certificate:

	Number of pages attached:	0

It is hereby declared that I am (we are) the person(s) who executed this Certificate of Limited Partnership, which execution constitutes an affirmation under the penalties of perjury that the facts stated herein are true.

6. Addresses and Signatures of Each General Partner	1. NAME	Kimball Hill Homes Nevada, Inc.
(Please attach additional pages as necessary)	STREET ADDRESS	CITY	STATE	ZIP
	5999 New Wilke Road, Suite 504	Rolling Meadows	Illinois	60008

	Signature	/s/ David K. Hill
David K. Hill, Chairman & CEO

2. NAME
	STREET ADDRESS	CITY	STATE	ZIP

Signature

3. NAME
	STREET ADDRESS	CITY	STATE	ZIP

Signature

4. NAME
	STREET ADDRESS	CITY	STATE	ZIP

Signature

7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named Limited Partnership.

	/s/ James M. Halpin	James M. Halpin Assistant Secretary	10/27/03
	Authorized Signature of R.A. of On Behalf of R.A. Company		Date

This form must be accompanied by appropriate fees. See attached fee schedule.